Redeemable Non-Controlling Interest	12 Months Ended
Dec. 31, 2019
Noncontrolling Interest [Abstract]
Redeemable Non-Controlling Interest	Redeemable Non-Controlling Interest
On January 6, 2016, the Company acquired a controlling interest in WZ UK. In connection with this acquisition, the Company recorded redeemable NCI of $10.8 million. In accordance with ASC 480-10-S99, Accounting for Redeemable Equity Securities, the difference between the $10.8 million fair value of the redeemable NCI and the $30 million value that was expected to be paid upon exercise of the put option was being accreted over the option period. Adjustments to the carrying amount of the redeemable non-controlling interest were charged to additional paid-in capital.
Throughout the balance of fiscal year 2016, the Company acquired additional equity interests in WZ UK for an aggregate price of $33.4 million, which increased the Company's ownership from 57.5% to 86.4%. As part of the agreement to acquire these additional interests, the Company agreed to acquire the remaining 13.6% of WZ UK for $25.0 million, under certain circumstances. Based on the Company's fair value measurement of the NCI using market multiples and discounted cash flows, the Company determined that the estimated fair value of the non-controlling interest was below the expected redemption amount of $25.0 million, which resulted in $14.2 million of excess accretion that reduced income available to common shareholders for the period starting on the date of the restructuring through the redemption date of July 1, 2017. The Company recognized excess accretion of $6.8 million and $7.2 million during the years ended December 31, 2016 and 2017, respectively, which is reflected in net loss attributable to accretion of non-controlling interest in the Company’s consolidated statements of operations and comprehensive income (loss). On July 7, 2017, the Company redeemed the remaining redeemable non-controlling interest for $25.0 million.